                              Goldman Sachs Funds

BALANCED FUND                 Semiannual Report  February 29, 2000

                              Long-term capital growth

                              opportunities and current income

                              through a carefully constructed mix of

                              equity and fixed income securities.


[GRAPHIC]                     [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS BALANCED FUND

  Market Overview

  Dear Shareholder,

  During the period under review, the Federal Reserve Board attempted to subdue the strong U.S.economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.

 .    A Record-Breaking Economic Expansion and the Prospect for Higher Interest
     Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

 .    A Wide Disparity in Returns and Increased Volatility -- During 1999, the
     technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As the year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts--fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

 .    Market Outlook:Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

     Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

     Sincerely,

     /s/ David B. Ford

     David B. Ford
     Co-Head, Goldman Sachs Asset Management

     March 13, 2000

     /s/ David W. Blood

     David W. Blood
     Co-Head, Goldman Sachs Asset Management

---------------
 . NOT FDIC  INSURED
 . May Lose Value
 . No Bank  Guarantee
---------------

                                                     GOLDMAN SACHS BALANCED FUND

Fund Basics
as of February 29, 2000

                            Assets Under Management

                                $195.7 Million

                           Number of Equity Holdings

                                      186

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GSBFX

                                Class B Shares

                                     GSBBX

                                Class C Shares

                                     GSBCX

                             Institutional Shares

                                     GSBIX

                                Service Shares

                                     GSBSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                                   Fund Total Return          S&P 500         Lehman Aggregate
August 31,1999-February 29,2000    (without sales charge)/1/  Index/2/        Bond Index/2/
Class A                            2.93%                      4.11%           1.94%
Class B                            2.54                       4.11            1.94
Class C                            2.59                       4.11            1.94
Institutional                      3.25                       4.11            1.94
Service                            2.87                       4.11            1.94

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/ The unmanaged S&P 500 Index and the Lehman Brothers Aggregate Bond Index (with dividends reinvested) figures do not reflect fees or expenses. Investors cannot invest directly in the Indexes.


--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURN/3/
--------------------------------------------------------------------------------

For the period ended 12/31/99      Class A     Class B     Class C       Institutional    Service
Last 6 months                        -3.33%      -3.12%      0.89%         2.47%          2.25%
One Year                             2.86        2.78        7.01          9.31           8.56
Five Years                           13.96       N/A         N/A           N/A            15.13/4/
Since Inception                      13.10       10.76       5.20          6.33           14.21/4/
                                     (10/12/94)  (5/1/96)    (8/15/97)     (8/15/97)      (10/12/94)

/3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

/4/ Performance data for Service Shares prior to 8/15/97 is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.


--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------

Holding                           % of Total Net Assets        Line of Business
--------------------------------------------------------------------------------
Microsoft Corp.                            1.9%                Computer Software
Cisco Systems, Inc.                        1.9                 Computer Hardware
General Electric Co.                       1.8                 Heavy Electrical
Intel Corp.                                1.7                 Semiconductors
Exxon Mobil Corp.                          1.3                 Oil Refining
Oracle Corp.                               1.1                 Computer Software
Wal-Mart Stores, Inc.                      0.9                 Department Store
International Business Machines, Inc.      0.9                 Computer Hardware
Sun Microsystems, Inc.                     0.8                 Computer Hardware
Citigroup, Inc.                            0.8                 Banks
--------------------------------------------------------------------------------

The top 10 equity holdings may not be representative of the Fund's future investments.
Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS BALANCED FUND

  Performance Overview

  Dear Shareholder,

  We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the six month period that ended February 29,2000.

     Performance Review

     Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 2.93%, 2.54%, 2.59%, 3.25%, and 2.87%, respectively. Over the same time period, the Fund's benchmarks, the S&P 500 Index and the Lehman Aggregate Index, returned 4.11% and 1.94%, respectively.

     Asset Allocation

   . Equities -- As of February 29, 2000, the Fund was 49.3% invested in growth and value equities. This compared to a 55.1% allocation on August 31, 1999. As a result of our bottom-up approach to stock selection, the Fund was overweight in the consumer services sector and underweight in the technology sector.
          During the fourth quarter of 1999, we took steps to upgrade the quality of the value stocks contained in the Fund's portfolio, and to analyze that portion of the portfolio relative to the S&P 500 Index. As a result, our exposure in that area relative to the S&P 500 now reflect a value tilt, rather than a deep value bias. There were no material changes made to the strategic allocation of the Fund's growth holdings.

   . Fixed Income -- As of February 29, 2000, the Fund was 52.2% invested in fixed income securities, compared with 42.7% on August 31, 1999. In general, the portfolio was underweight in Treasuries and Agencies, and overweight in corporate, asset-backed and mortgage-backed securities. The Fund also maintained tactical allocations in several non-dollar sectors. Contributors to performance included the Fund's positions in corporates, mortgage-backed, asset-backed and non-dollar securities -- most notably the Fund's positions in New Zealand and Australian bonds.

   . Cash -- As of February 29, 2000, the Fund was 1.6% invested in cash equivalents.

     Portfolio Highlights

   . Exxon Mobil Corp. -- Exxon was a strong performer for the Fund during the reporting period. The firm benefited from positive reaction to the Federal Trade Commission's approval of its merger with Mobil, and the anticipated strategic benefits of this union. In addition, oil prices have risen sharply, as foreign producers have lived up to their promise to restrain output levels. This, coupled with an increase in demand, has led to appreciation in the firm's stock price.

   . QUALCOMM,Inc. -- QUALCOMM, a leading wireless phone chip manufacturer, was one of the best performing stocks in 1999. With its CDMA technology, the firm was uniquely positioned to benefit from the sharp increase in demand for hand-held phone products. While its stock price has fallen somewhat from its record highs, we continue to believe that QUALCOMM offers substantial long-term appreciation potential.


GROWTH
INVESTMENT
PROCESS

50% of the Fund's equity investment process is characterized as Growth.

Strong Growth
Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

 .    Favorable financial characteristics

 .    High returns on invested capital

 .    Dominant market shares for core service or product

 .    Recurring revenue streams

 .    Solid brand franchises

 .    Management committed to maximizing shareholder returns

Result
A diversified portfolio of stocks with strong long-term growth potential.

                                                     GOLDMAN SACHS BALANCED FUND

   . VeriSign,Inc.,Yahoo!,CheckFree Holdings Corp.-- These three issues are a sampling of the selective Internet and Internet-related stocks that have enhanced the Fund's returns. We believe that our holdings in this area should continue to benefit from the overall growth of the Internet, and we continue to search for companies that provide the backbone and infrastructure of the Internet. We prefer this strategy of investing in technology companies, rather than Internet sites, or "dot.coms," many of which are in an unproven and uncertain stage of development.

Portfolio Outlook

   . Equity -- Our strategy of blending both growth and value styles of investing within the equity portfolio of the Balanced Fund assisted us in providing broad exposure to the U.S. market. And while we typically do not forecast the direction of the market, we believe that, over the long-term, this blend of two research-based, long-term investment strategies will provide diverse exposure to the U.S. equity market, with excess return potential through stock selection.

   . Fixed Income -- In the fixed income arena, we believe non-Treasury sectors will most likely remain at attractive yields, as investors require increased risk premiums, due to uncertainty of future Federal Reserve interest rate hikes. Therefore, we currently anticipate maintaining an overweight position in corporate and mortgage-backed security sectors relative to Treasury and agency holdings.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team, Goldman Sachs Fixed Income Investment Team

     New York
     February 29, 2000

VALUE INVESTMENT PROCESS

50% of the Fund's equity investment process is characterized as Value.

Our value stock selection process emphasizes quality companies that sell at attractive valuation levels.

                                       1
                              Search for Quality
     We search for quality companies that have competitive advantages in their industry sectors.

                                       2
                             Fundamental Research
     We refine our stock selection through rigorous analysis of companies'"fundamentals" and face-to-face meetings with company management, competitors,suppliers and customers.

                                       3
                                Risk Management
     We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

GOLDMAN SACHS BALANCED FUND

The Goldman Sachs Advantage

Founded in 1869,Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                                        1
                           Resources and Relationships
Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                        2
                                In-Depth Research
Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                        3
                                 Risk Management
In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

                                                     GOLDMAN SACHS BALANCED FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Ag-gregate Bond Index ("LBABI")) are shown. This performance data represents past performance and should not be considered indicative of future perfor-mance which will fluctuate with changes in market conditions. These perfor-mance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

 Balanced Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to February 29, 2000.


                                    [GRAPH]

                               Class A       S&P 500       Lehman Aggregate
                               -------       -------       ----------------
                10/12/94         9,450        10,000             10,000
                  Oct            9,413        10,152              9,987
                  Nov            9,247         9,782              9,965
                  Dec            9,351         9,927             10,034
                  Jan/95         9,532        10,184             10,232
                  Feb            9,948        10,582             10,476
                  Mar           10,143        10,895             10,540
                  Apr           10,379        11,215             10,687
                  May           10,743        11,664             11,101
                  Jun           10,959        11,934             11,182
                  Jul           11,149        12,330             11,157
                  Aug           11,319        12,361             11,292
                  Sep           11,509        12,883             11,402
                  Oct           11,455        12,837             11,550
                  Nov           11,762        13,400             11,724
                  Dec           11,978        13,659             11,888
                  Jan/96        12,211        14,123             11,966
                  Feb           12,275        14,254             11,758
                  Mar           12,303        14,391             11,676
                  Apr           12,402        14,603             11,610
                  May           12,566        14,980             11,587
                  Jun           12,544        15,037             11,742
                  Jul           12,372        14,372             11,774
                  Aug           12,544        14,675             11,754
                  Sep           12,982        15,501             11,958
                  Oct           13,314        15,929             12,224
                  Nov           14,022        17,133             12,433
                  Dec           14,102        16,794             12,317
                  Jan/97        14,488        17,843             12,356
                  Feb           14,665        17,983             12,386
                  Mar           14,324        17,244             12,249
                  Apr           14,759        18,272             12,433
                  May           15,388        19,384             12,551
                  Jun           15,745        20,253             12,700
                  Jul           16,723        21,865             13,043
                  Aug           16,566        20,640             12,932
                  Sep           17,019        21,771             13,122
                  Oct           16,720        21,044             13,313
                  Nov           16,760        22,018             13,374
                  Dec           16,870        22,397             13,509
                  Jan/98        17,030        22,646             13,682
                  Feb           17,852        24,279             13,671
                  Mar           18,087        25,522             13,717
                  Apr           18,172        25,779             13,789
                  May           17,952        25,336             13,920
                  Jun           17,725        26,365             14,038
                  Jul           17,087        26,082             14,067
                  Aug           15,752        22,311             14,297
                  Sep           16,180        23,741             14,631
                  Oct           16,557        25,671             14,554
                  Nov           17,011        27,227             14,637
                  Dec           17,477        28,795             14,681
                  Jan/99        17,701        29,999             14,785
                  Feb           17,252        29,066             14,526
                  Mar           17,801        30,229             14,606
                  Apr           18,408        31,398             14,653
                  May           18,165        30,657             14,524
                  Jun           18,598        32,343             14,477
                  Jul           18,117        31,334             14,416
                  Aug           17,811        31,178             14,409
                  Sep           17,589        30,323             14,576
                  Oct           18,205        32,243             14,630
                  Nov           18,416        32,897             14,629
                  Dec           19,026        34,835             14,559
                  Jan'2000      18,472        33,086             14,512
                  Feb           18,333        32,461             14,689


  Average Annual Total
  Return through February
  29, 2000                    Since Inception Five Year One Year Six Months(a)
  Class A (commenced October
  12, 1994)
  Excluding sales charges         13.09%         12.99%    6.25%         2.93%
  Including sales charges         11.90%         11.73%    0.43%        -2.75%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred sales charges           9.92%            n/a    5.42%         2.54%
  Including contingent
  deferred sales charges           9.16%            n/a    0.17%        -2.58%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges           3.31%            n/a    5.51%         2.59%
  Including contingent
  deferred sales charges           3.31%            n/a    4.46%         1.57%
 -----------------------------------------------------------------------------
  Institutional (commenced
  August 15, 1997)                 4.46%            n/a    6.79%         3.25%
 -----------------------------------------------------------------------------
  Service (commenced August
  15, 1997)                        3.83%            n/a    5.95%         2.87%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS BALANCED FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares Description                                     Value
 Common Stocks - 49.3%
  Airlines - 0.1%
  13,800 Southwest Airlines Co.                    $    254,438
 --------------------------------------------------------------
  Alcohol - 0.3%
   3,500 Anheuser-Busch Cos., Inc.                      224,438
   5,600 The Seagram Co. Ltd.                           329,000
                                                   ------------
                                                        553,438
 --------------------------------------------------------------
  Apparel - 0.1%
   5,700 Nike, Inc. Class B                             162,094
 --------------------------------------------------------------
  Banks - 2.4%
  13,800 Bank of America Corp.                          635,662
  31,300 Citigroup, Inc.                              1,617,819
     800 J.P. Morgan & Co., Inc.                         88,800
   9,100 Mellon Financial Corp.                         274,138
  12,000 State Street Corp.                             874,500
   7,700 The Bank of New York Co., Inc.                 256,506
   5,700 The Chase Manhattan Corp.                      453,862
  17,900 Wells Fargo Co.                                591,819
                                                   ------------
                                                      4,793,106
 --------------------------------------------------------------
  Chemicals - 1.1%
  19,377 E.I. du Pont de Nemours & Co.                  978,538
   9,500 Minnesota Mining & Manufacturing Co.           837,188
   3,300 The Dow Chemicals Co.                          358,050
                                                   ------------
                                                      2,173,776
 --------------------------------------------------------------
  Clothing - 0.1%
   3,600 The Gap, Inc.                                  173,925
 --------------------------------------------------------------
  Computer Hardware - 5.4%
   3,900 3Com Corp.*                                    382,200
     600 Apple Computer, Inc.*                           68,775
  27,800 Cisco Systems, Inc.*                         3,674,813
  12,200 Compaq Computer Corp.                          303,475
  18,900 Dell Computer Corp.*                           771,356
  11,100 EMC Corp.*                                   1,320,900
   5,300 Hewlett-Packard Co.                            712,850
  16,700 International Business Machines, Inc.        1,703,400
  17,000 Sun Microsystems, Inc.*                      1,619,250
   2,700 Xerox Corp.                                     58,556
                                                   ------------
                                                     10,615,575
 --------------------------------------------------------------
  Computer Software - 3.3%
   2,400 CheckFree Holdings Corp.*                      211,050
   2,300 Computer Associates International, Inc.        147,919
     100 i2 Technologies, Inc.*                          16,350
  41,400 Microsoft Corp.*                             3,700,125
  28,500 Oracle Corp.*                                2,116,125
   1,300 S1 Corp.*                                      130,812
     600 VERITAS Software Corp.*                        118,725
                                                   ------------
                                                      6,441,106

 ------------------------------------------------------------------------------

  Shares Description                                       Value
 Common Stocks - (continued)
  Defense/Aerospace - 0.1%
   1,800 Honeywell International, Inc.               $     86,625
   2,300 The Boeing Co.                                    84,231
                                                     ------------
                                                          170,856
 ----------------------------------------------------------------
  Department Store - 1.0%
   6,800 The May Department Stores Co.                    178,075
  35,300 Wal-Mart Stores, Inc.                          1,718,669
                                                     ------------
                                                        1,896,744
 ----------------------------------------------------------------
  Drugs - 3.3%
  11,200 American Home Products Corp.                     487,200
   4,000 Amgen, Inc.*                                     272,750
  21,900 Bristol-Myers Squibb Co.                       1,244,194
   4,900 Eli Lilly & Co.                                  291,244
  12,300 Merck & Co., Inc.                                757,219
  31,300 Pfizer, Inc.                                   1,005,512
   3,200 Pharmacia & Upjohn, Inc.                         152,400
  16,800 Schering-Plough Corp.                            585,900
   2,400 SmithKline Beecham PLC ADR                       134,850
  17,300 Warner-Lambert Co.                             1,480,231
                                                     ------------
                                                        6,411,500
 ----------------------------------------------------------------
  Electrical Equipment - 2.8%
   3,800 Corning, Inc.                                    714,400
  15,400 Lucent Technologies, Inc.                        916,300
   7,642 Motorola, Inc.                                 1,302,961
  14,400 Nortel Networks Corp.                          1,605,600
   5,000 QUALCOMM, Inc.                                   712,187
   3,600 Qwest Communications International, Inc.*        166,950
                                                     ------------
                                                        5,418,398
 ----------------------------------------------------------------
  Electrical Utilities - 0.7%
   1,800 Duke Energy Co.                                   87,300
   7,700 Entergy Corp.                                    155,925
   8,300 PG&E Corp.                                       171,188
   8,400 The AES Corp.*                                   704,025
   3,700 The Southern Co.                                  82,094
   3,300 Unicom Corp.                                     124,781
                                                     ------------
                                                        1,325,313
 ----------------------------------------------------------------
  Energy Resources - 1.0%
   1,700 Atlantic Richfield Co.                           120,700
   3,200 Chevron Corp.                                    239,000
   2,800 Enron Corp.                                      193,200
  19,600 Royal Dutch Petroleum Co. ADR                  1,029,000
  21,600 Union Pacific Resources Group, Inc.              193,050
  10,700 Unocal Corp.                                     286,225
                                                     ------------
                                                        2,061,175
 ----------------------------------------------------------------
  Entertainment - 0.3%
  20,500 Carnival Corp.                                   590,656
 ----------------------------------------------------------------
  Environmental Services - 0.0%
   3,700 Waste Management, Inc.                            55,500
 ----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Shares Description                                               Value
 Common Stocks - (continued)
  Financial Services - 1.5%
  16,200 Cendant Corp.*                                      $    288,562
  29,400 Federal Home Loan Mortgage Corp.                       1,227,450
  13,000 Federal National Mortgage Assn.                          689,000
   8,400 Household International, Inc.                            268,275
  20,800 MBNA Corp.                                               473,200
                                                             ------------
                                                                2,946,487
 ------------------------------------------------------------------------
  Food & Beverage - 1.3%
   3,000 Bestfoods                                                125,813
   5,000 H.J. Heinz Co.                                           159,687
  21,500 Nabisco Group Holdings Corp.                             185,437
  20,300 PepsiCo, Inc.                                            654,675
  20,800 The Coca-Cola Co.                                      1,007,500
   1,800 The Quaker Oats Co.                                       97,088
   4,000 Wm. Wrigley Jr. Co.                                      270,500
                                                             ------------
                                                                2,500,700
 ------------------------------------------------------------------------
  Forest - 0.7%
   5,100 Bowater, Inc.                                            250,856
   7,700 Fort James Corp.                                         144,856
  13,600 International Paper Co.                                  500,650
   2,200 Kimberly-Clark Corp.                                     113,713
   3,100 Weyerhaeuser Co.                                         159,069
   4,900 Willamette Industries, Inc.                              166,294
                                                             ------------
                                                                1,335,438
 ------------------------------------------------------------------------
  Grocery - 0.5%
   7,400 Safeway, Inc.*                                           285,363
  37,800 The Kroger Co.*                                          562,275
   2,000 Unilever NV                                               91,000
                                                             ------------
                                                                  938,638
 ------------------------------------------------------------------------
  Heavy Electrical - 1.8%
   2,600 Emerson Electric Co.                                     118,462
  26,400 General Electric Co.                                   3,489,750
                                                             ------------
                                                                3,608,212
 ------------------------------------------------------------------------
  Heavy Machinery - 0.0%
   2,400 Deere & Co.                                               85,800
 ------------------------------------------------------------------------
  Home Products - 1.4%
   6,300 Avon Products, Inc.                                      170,494
  14,800 Colgate-Palmolive Co.                                    772,375
  17,100 Ralston-Ralston Purina Group                             484,143
  11,200 The Gillette Co.                                         394,800
   9,800 The Procter & Gamble Co.                                 862,400
                                                             ------------
                                                                2,684,212
 ------------------------------------------------------------------------
  Hotels - 0.4%
  13,600 Harrah's Entertainment, Inc.*                            260,100
  10,600 Marriott International, Inc.                             292,162
  12,900 Starwood Hotels & Resorts Worldwide, Inc. Class B        289,444
                                                             ------------
                                                                  841,706

 ------------------------------------------------------------------------------

  Shares Description                                 Value
 Common Stocks - (continued)
  Industrial Parts - 0.3%
   1,700 Caterpillar, Inc.                     $     59,606
   3,200 Ingersoll-Rand Co.                         122,600
   5,100 Parker-Hannifin Corp.                      184,875
   5,000 Tyco International Ltd.                    189,687
   2,200 United Technologies Corp.                  112,063
                                               ------------
                                                    668,831
 ----------------------------------------------------------
  Information Services - 2.1%
  14,000 America Online, Inc.*                      826,000
     300 Ariba, Inc.*                                79,350
   8,400 Automatic Data Processing, Inc.            365,925
  17,400 Convergys Corp.*                           669,900
   1,900 Electronic Data Systems                    123,025
  14,500 First Data Corp.                           652,500
     600 Intertrust Technologies Corp.*              50,962
     800 Network Solutions, Inc.*                   257,950
  10,250 Valassis Communications, Inc.*             283,797
     780 VeriSign, Inc.*                            197,340
   4,000 Yahoo!, Inc.*                              638,750
                                               ------------
                                                  4,145,499
 ----------------------------------------------------------
  Leisure - 0.0%
   4,000 Hasbro, Inc.                                63,000
 ----------------------------------------------------------
  Life Insurance - 0.4%
  12,400 AFLAC, Inc.                                453,375
   3,700 Hartford Life, Inc.                        130,887
   5,000 Nationwide Financial Services, Inc.        115,313
                                               ------------
                                                    699,575
 ----------------------------------------------------------
  Media - 4.0%
  19,700 A.H. Belo Corp.                            253,638
   6,500 AMFM, Inc.*                                398,937
  19,480 AT&T Corp.-Liberty Media Group*          1,017,830
   2,900 Cablevision Systems Corp.*                 186,144
  18,700 CBS Corp.*                               1,113,819
   1,600 Clear Channel Communications, Inc.*        106,600
   7,600 Comcast Corp.                              323,000
   1,900 EchoStar Communications Corp.*             216,600
   3,300 General Motors Corp. Class H*              397,650
   6,700 Infinity Broadcasting Corp.*               213,981
  14,390 MediaOne Group, Inc.*                    1,129,615
  17,200 The Walt Disney Co.                        576,200
  19,700 Time Warner, Inc.                        1,684,350
   3,500 Tribune Co.                                136,281
                                               ------------
                                                  7,754,645
 ----------------------------------------------------------
  Medical Products - 0.7%
   6,700 Abbott Laboratories                        219,425
   3,500 Baxter International, Inc.                 190,750
   5,800 Becton, Dickinson & Co.                    180,162
  10,200 Johnson & Johnson                          731,850
   2,000 Medtronic, Inc.                             96,875
                                               ------------
                                                  1,419,062
 ----------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares Description                                         Value
 Common Stocks - (continued)
  Mining - 0.2%
   5,700 Alcoa, Inc.                                   $    390,450
 ------------------------------------------------------------------
  Motor Vehicle - 0.3%
   6,700 Ford Motor Co.                                     278,888
   4,500 General Motors Corp.                               342,281
                                                       ------------
                                                            621,169
 ------------------------------------------------------------------
  Oil Refining - 1.5%
       3 Conoco, Inc. Class B                                    59
  33,645 Exxon Mobil Corp.                                2,533,889
   3,300 Texaco, Inc.                                       156,544
   7,900 USX-Marathon Group                                 170,837
                                                       ------------
                                                          2,861,329
 ------------------------------------------------------------------
  Oil Services - 0.6%
   4,800 Halliburton Co.                                    183,300
   3,100 Santa Fe International Corp.                        88,931
  10,200 Schlumberger Ltd.                                  753,525
   4,690 Transocean Sedco Forex, Inc.                       184,962
                                                       ------------
                                                          1,210,718
 ------------------------------------------------------------------
  Property Insurance - 1.2%
   7,000 Ambac Financial Group, Inc.                        307,563
  12,865 American International Group, Inc.               1,137,748
   6,800 The Hartford Financial Services Group, Inc.        212,500
  15,300 XL Capital Ltd.                                    618,694
                                                       ------------
                                                          2,276,505
 ------------------------------------------------------------------
  Publishing - 0.5%
   5,700 Central Newspapers, Inc.                           162,806
   4,200 Gannett Co., Inc.                                  273,788
  11,200 The New York Times Co.                             473,200
                                                       ------------
                                                            909,794
 ------------------------------------------------------------------
  Railroads - 0.1%
  14,900 Burlington Northern Santa Fe Corp.                 293,344
 ------------------------------------------------------------------
  Restaurants - 0.3%
  20,100 McDonald's Corp.                                   634,406
 ------------------------------------------------------------------
  Security/Asset Management - 0.5%
   2,300 Merrill Lynch & Co., Inc.                          235,750
   4,800 Morgan Stanley Dean Witter & Co.                   338,100
   8,600 The Charles Schwab Corp.                           359,588
                                                       ------------
                                                            933,438
 ------------------------------------------------------------------
  Semiconductors - 2.5%
     300 E-Tek Dynamics, Inc.*                               81,975
  30,100 Intel Corp.                                      3,401,300
     650 JDS Uniphase Corp.*                                171,356
   7,200 Texas Instruments, Inc.                          1,198,800
                                                       ------------
                                                          4,853,431
 ------------------------------------------------------------------

  Shares   Description                             Value
 Common Stocks - (continued)
  Specialty Retail - 1.0%
     800   Best Buy Co., Inc.*               $     43,500
  11,200   CVS Corp.                              392,000
   4,700   Tandy Corp.                            178,894
  16,350   The Home Depot, Inc.                   945,234
  18,900   Walgreen Co.                           487,856
                                             ------------
                                                2,047,484
 --------------------------------------------------------
  Telephone - 2.9%
   1,350   Allegiance Telecom, Inc.*              133,481
     800   Amdocs Ltd.*                            59,350
   8,749   AT&T Corp.                             432,529
   3,300   Bell Atlantic Corp.                    161,494
   4,400   BellSouth Corp.                        179,300
     900   Global Crossing Ltd.*                   41,963
  18,700   GTE Corp.                            1,103,300
  31,450   MCI WorldCom, Inc.*                  1,403,456
   1,300   NEXTLINK Communications, Inc.*         143,244
  23,565   SBC Communications, Inc.               895,470
  15,100   Sprint Corp.                           921,100
   2,300   U.S. West, Inc.                        167,037
                                             ------------
                                                5,641,724
 --------------------------------------------------------
  Tobacco - 0.2%
  16,100   Philip Morris Cos., Inc.               323,006
 --------------------------------------------------------
  Wireless - 0.4%
   1,500   ALLTEL Corp.                            87,000
   6,100   Crown Castle International Corp.*      196,725
   9,200   Sprint Corp. (PCS Group)*              476,100
                                             ------------
                                                  759,825
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $81,451,017)                         $ 96,546,028
 --------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                               Value
 Asset-Backed Securities - 6.3%
  Auto - 1.4%
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
  $1,100,000              6.24%                      09/05/2003                     $  1,089,622
  Americredit Automobile Receivables Trust Series 1998-A, Class A3
   1,725,000              5.88                       12/05/2003                        1,698,856
  Fasco Auto Trust Series 1996-1, Class A
      33,024              6.65                       11/15/2001                           33,031
                                                                                    ------------
                                                                                       2,821,509
 -----------------------------------------------------------------------------------------------
  Credit Card - 0.9%
  Capital One Master Trust Series 2000-1, Class A
   1,500,000              7.10                       04/17/2006                        1,495,155
  Standard Credit Card Master Trust I Series 1995-9, Class A
     360,000              6.55                       10/07/2007                          347,400
                                                                                    ------------
                                                                                       1,842,555
 -----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Asset-Backed Securities - (continued)
  Home Equity - 2.0%
  Contimortgage Home Equity Loan Series 1998-1, Class A5
  $3,000,000              6.43%                      04/15/2016                     $  2,939,520
  IMC Home Equity Loan Series 1996-3, Class A7
   1,000,000              8.05                       08/25/2026                          985,800
                                                                                    ------------
                                                                                       3,925,320
 -----------------------------------------------------------------------------------------------
  Lease - 0.7%
  First Sierra Receivables Series 1998-1, Class A4
   1,350,000              5.63                       08/12/2004                        1,295,352
 -----------------------------------------------------------------------------------------------
  Manufactured Housing - 1.3%
  Green Tree Financial Corp. Series 1998-6, Class M1
   2,000,000              6.63                       06/01/2030                        1,838,120
  Mid-State Trust Series 4, Class A
     614,053              8.33                       04/01/2030                          624,658
                                                                                    ------------
                                                                                       2,462,778
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $12,784,075)                                                                $ 12,347,514
 -----------------------------------------------------------------------------------------------
 Corporate Bonds - 18.1%
  Aerospace/Defense - 0.3%
  Raytheon Co.
  $  605,000              6.45%                      08/15/2002                     $    585,840
 -----------------------------------------------------------------------------------------------
  Airlines - 0.5%
  Continental Airlines, Inc.
     339,315              6.54                       09/15/2009                          319,648
  Northwest Airlines, Inc. Class A
     188,254              7.67                       07/02/2016                          178,181
  Northwest Airlines, Inc. Class C
     202,567              8.97                       01/02/2015                          202,701
  NWA Trust
      55,425              8.26                       03/10/2006                           54,586
  US Airways, Inc. Class C
     309,236              8.93                       04/15/2008                          290,800
                                                                                    ------------
                                                                                       1,045,916
 -----------------------------------------------------------------------------------------------
  Automotive - 0.8%
  Chrysler Corp.
      30,000              7.45                       03/01/2027                           28,968
  Chrysler Corp. Series B
      60,000              7.45                       02/01/2097                           55,885
  Ford Motor Co.
     390,000              6.63                       10/01/2028                          334,550
  Ford Motor Credit Co.
     170,000              5.75                       02/23/2004                          159,866
  The Hertz Corp.
   1,055,000              6.00                       01/15/2003                        1,014,182
                                                                                    ------------
                                                                                       1,593,451
 -----------------------------------------------------------------------------------------------
  Automotive Parts - 0.5%
  Federal-Mogul Corp.
     250,000              7.50                       01/15/2009                          218,168
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Corporate Bonds - (continued)
  Automotive Parts - (continued)
  Hayes Lemmerz International, Inc. Series B
  $  250,000              8.25%                      12/15/2008                     $    220,625
  The Pep Boys-Manny, Moe & Jack
     200,000              6.52                       07/16/2007                          180,444
  TRW, Inc.
     460,000              6.63                       06/01/2004                          438,866
                                                                                    ------------
                                                                                       1,058,103
 -----------------------------------------------------------------------------------------------
  Building Materials - 0.4%
  Owens Corning
     720,000              7.50                       05/01/2005                          675,994
 -----------------------------------------------------------------------------------------------
  Chemicals - 0.1%
  Lyondell Chemical Co. Series B
     250,000              9.88                       05/01/2007                          240,000
 -----------------------------------------------------------------------------------------------
  Commercial Banks - 1.7%
  Bank of America Corp.
     355,000              7.75                       07/15/2002                          357,918
     480,000              7.25                       10/15/2025                          438,648
  Citicorp
     315,000              8.00                       02/01/2003                          319,712
  Continental Bank NA
     100,000             12.50                       04/01/2001                          105,361
  First Union Corp.
     480,000              7.10                       08/15/2004                          471,758
  Fleet Mortgage Group, Inc.
     250,000              6.50                       06/15/2000                          249,740
  Golden West Financial Corp.
     200,000             10.25                       12/01/2000                          204,372
  Long Island Savings Bank
     620,000              6.20                       04/02/2001                          610,837
  Riggs National Corp.
     190,000              9.65                       06/15/2009                          186,675
  Wells Fargo Co.
     485,000              6.63                       07/15/2004                          468,399
                                                                                    ------------
                                                                                       3,413,420
 -----------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
  Tyco International Group SA
     875,000              5.88                       11/01/2004                          808,421
 -----------------------------------------------------------------------------------------------
  Consumer Cyclicals--Services - 0.2%
  United Rentals, Inc. Series B
     500,000              8.80                       08/15/2008                          452,500
 -----------------------------------------------------------------------------------------------
  Credit Card Banks - 0.8%
  Capital One Bank
     500,000              6.39                       03/05/2001                          496,230
     150,000              6.15                       06/01/2001                          146,976
     300,000              6.76                       07/23/2002                          293,666
     500,000              6.38                       02/15/2003                          480,172
  Providian National Bank
     250,000              6.65                       02/01/2004                          235,857
                                                                                    ------------
                                                                                       1,652,901
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Corporate Bonds - (continued)
  Electric - 0.4%
  CMS Energy Corp. Series B
  $  150,000              7.38%                      11/15/2000                     $    149,085
  Edison Mission Energy Funding Corp.+
      64,903              6.77                       09/15/2003                           63,785
  MidAmerican Energy Holdings Co.
     200,000              7.23                       09/15/2005                          192,174
  Niagara Mohawk Power Co.
     450,000              6.88                       04/01/2003                          443,345
                                                                                    ------------
                                                                                         848,389
 -----------------------------------------------------------------------------------------------
  Energy - 0.9%
  Gulf Canada Resources Ltd.
      90,000              9.25                       01/15/2004                           90,376
  Occidental Petroleum Corp.
     375,000              6.50                       04/01/2005                          349,230
     150,000              7.65                       02/15/2006                          143,549
  Petroleum Geo-Services ASA
     110,000              7.13                       03/30/2028                           95,070
  The Williams Cos., Inc.
   1,125,000              6.13                       02/15/2012                        1,095,772
                                                                                    ------------
                                                                                       1,773,997
 -----------------------------------------------------------------------------------------------
  Environmental - 0.5%
  Allied Waste North America, Inc. Series B
     250,000              7.63                       01/01/2006                          221,250
  Safety-Kleen Corp.
     250,000              9.25                       05/15/2009                          215,000
  Waste Management, Inc.#
     500,000              6.12                       07/15/2001                          480,685
                                                                                    ------------
                                                                                         916,935
 -----------------------------------------------------------------------------------------------
  Finance Companies - 1.5%
  Beneficial Corp.
   1,350,000              6.43                       04/10/2002                        1,323,459
  Comdisco, Inc.
     965,000              6.13                       01/15/2003                          921,179
     700,000              6.29                       06/30/2003                          661,262
                                                                                    ------------
                                                                                       2,905,900
 -----------------------------------------------------------------------------------------------
  Food - 0.1%
  International Home Foods, Inc.
     250,000             10.38                       11/01/2006                          252,500
 -----------------------------------------------------------------------------------------------
  Health Care - 0.1%
  Tenet Healthcare Corp.
     175,000              8.63                       12/01/2003                          171,937
 -----------------------------------------------------------------------------------------------
  Home Construction - 0.1%
  U.S. Home Corp.
     130,000              7.95                       03/01/2001                          129,350
 -----------------------------------------------------------------------------------------------
  Insurance Companies - 0.2%
  Conseco, Inc.
     320,000              8.50                       10/15/2002                          320,550
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                            Value
 Corporate Bonds - (continued)
  Lodging - 0.2%
  ITT Corp.
  $   50,000                 6.25%                   11/15/2000                   $     48,915
     465,000                 6.75                    11/15/2003                        430,367
                                                                                  ------------
                                                                                       479,282
 ---------------------------------------------------------------------------------------------
  Media-Cable - 1.4%
  Adelphia Communications Corp.
     125,000                 7.88                    05/01/2009                        108,750
     125,000                 9.38                    11/15/2009                        119,688
  Adelphia Communications Corp. Series B
     120,000                10.25                    07/15/2000                        120,727
  British Sky Broadcasting Group PLC
     240,000                 8.20                    07/15/2009                        227,615
  Charter Communications Holdings LLC
     250,000                 8.25                    04/01/2007                        228,750
     125,000            0.00/9.92+                   04/01/2011                         72,187
  Comcast UK Cable Partners Ltd.
     125,000           0.00/11.20+                   11/15/2007                        120,000
  Rogers Cablesystems Ltd.
     115,000                 9.63                    08/01/2002                        117,588
  Telewest Communications PLC+
     125,000           0.00/11.00                    10/01/2007                        118,125
     250,000            0.00/9.25+                   04/15/2009                        149,375
  Time Warner Entertainment Co.
     445,000                 9.63                    05/01/2002                        463,872
  Time Warner, Inc.
     250,000                 7.98                    08/15/2004                        252,317
     565,000                 7.75                    06/15/2005                        564,503
                                                                                  ------------
                                                                                     2,663,497
 ---------------------------------------------------------------------------------------------
  Media-Non Cable - 1.7%
  AMFM, Inc.
     250,000                 8.00                    11/01/2008                        249,375
  CBS Corp.
     205,000                 8.88                    06/01/2001                        209,239
  Crown Castle International Corp.+
     250,000           0.00/10.38                    05/15/2011                        151,875
  J. Seagram & Sons, Inc.
     275,000                 6.25                    12/15/2001                        269,371
  News America Holdings, Inc.
     345,000                 8.50                    02/15/2005                        353,994
     135,000                 8.00                    10/17/2016                        131,331
     450,000                 7.25                    05/18/2018                        415,530
  PanAmSat Corp.
     445,000                 6.13                    01/15/2005                        401,403
  Paramount Communications, Inc.
     200,000                 5.88                    07/15/2000                        199,160
  Viacom, Inc.
     900,000                 6.75                    01/15/2003                        880,470
                                                                                  ------------
                                                                                     3,261,748
 ---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                            Value
 Corporate Bonds - (continued)
  Mortgage Bank - 0.6%
  Countrywide Capital III
   $  330,000                 8.05%                   06/15/2027                   $    314,332
  Countrywide Home Loans, Inc.
      850,000                 6.45                    02/27/2003                        823,658
                                                                                   ------------
                                                                                      1,137,990
 ----------------------------------------------------------------------------------------------
  Paper - 0.1%
  Packaging Corp. of America
      125,000                 9.63                    04/01/2009                        125,313
 ----------------------------------------------------------------------------------------------
  REIT - 0.9%
  Chelsea GCA Realty, Inc.
      656,000                 7.75                    01/26/2001                        653,074
  Liberty Property LP
      205,000                 7.10                    08/15/2004                        194,892
  Meditrust Cos.
      255,000                 7.82                    09/10/2026                        212,154
  Simon Property Group LP
      675,000                 6.63                    06/15/2003                        641,579
                                                                                   ------------
                                                                                      1,701,699
 ----------------------------------------------------------------------------------------------
  Retailers - 0.1%
  Kmart Corp.
      165,000                 8.38                    12/01/2004                        161,627
 ----------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
  Fred Meyer, Inc.
      400,000                 7.45                    03/01/2008                        389,928
  Safeway, Inc.
      265,000                 6.05                    11/15/2003                        251,019
                                                                                   ------------
                                                                                        640,947
 ----------------------------------------------------------------------------------------------
  Technology - 0.1%
  Therma-Wave, Inc. Series B
      125,000                10.63                    05/15/2004                        136,250
 ----------------------------------------------------------------------------------------------
  Telecommunications - 2.0%
  360 Communications Co.
      575,000                 7.13                    03/01/2003                        564,627
  Alaska Communications Holdings, Inc.
      125,000                 9.38                    05/15/2009                        116,563
  AT&T Canada, Inc.+
      345,000            0.00/9.95                    06/15/2008                        269,962
  Global Crossing Holdings Ltd.+
      125,000                 9.13                    11/15/2006                        120,625
  Intermedia Communications, Inc. Series B
      250,000                 8.60                    06/01/2008                        230,000
  Lenfest Communications, Inc.
      300,000                 8.38                    11/01/2005                        307,257
  MCI WorldCom, Inc.
      275,000                 6.40                    08/15/2005                        260,444
  Metromedia Fiber Network, Inc.
      125,000                10.00                    12/15/2009                        124,062
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Corporate Bonds - (continued)
  Telecommunications - (continued)
  Nextel Communications, Inc.
  $  250,000              9.38%                      11/15/2009                     $    248,042
  Price Communications Wireless, Inc. Series B
     250,000              9.13                       12/15/2006                          250,000
  Sprint Capital Corp.
     565,000              5.88                       05/01/2004                          529,185
     130,000              6.88                       11/15/2028                          114,232
  Tele-Communications, Inc.
     100,000              9.65                       10/01/2003                          104,355
  US West Capital Funding, Inc.
     500,000              6.88+                      08/15/2001                          496,910
     200,000              6.88                       07/15/2028                          173,830
                                                                                    ------------
                                                                                       3,910,094
 -----------------------------------------------------------------------------------------------
  Tobacco - 0.5%
  Philip Morris Cos., Inc.
     400,000              9.00                       01/01/2001                          403,431
     150,000              7.00                       07/15/2005                          141,100
     195,000              6.95                       06/01/2006                          192,781
  R.J. Reynolds Tobacco Holdings, Inc.
     355,000              7.38                       05/15/2003                          329,021
                                                                                    ------------
                                                                                       1,066,333
 -----------------------------------------------------------------------------------------------
  Yankee Bank - 0.7%
  HSBC Holdings PLC
     110,000              7.50                       07/15/2009                          107,284
  National Westminster Bank PLC
     260,000              7.38                       10/01/2009                          251,691
  Province of Quebec
     730,000              7.50                       07/15/2023                          707,092
     105,000              5.74                       03/02/2026                          103,711
  Province of Saskatchewan
      90,000              8.50                       07/15/2022                           98,359
                                                                                    ------------
                                                                                       1,268,137
 -----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $37,081,168)                                                                $ 35,399,021
 -----------------------------------------------------------------------------------------------
 Emerging Market Debt - 2.7%
  Federal Republic of Brazil
  $  153,000             14.50%                      10/15/2009                     $    163,710
  Federal Republic of Brazil C-Bonds/\
     304,515              8.00                       04/15/2014                          222,296
  Grupo Industrial Durango SA
     100,000             12.63                       08/01/2003                          101,625
  Hanvit Bank+
      90,000             11.75                       03/01/2010                           89,517
  MRS Logistica SA
     100,000             10.63                       08/15/2005                           85,000
  National Power Corp.
     240,000              7.63                       11/15/2000                          239,395
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                            Value
 Emerging Market Debt - (continued)
  National Republic of Bulgaria#
  $  420,000                 2.75%                   07/28/2012                   $    312,900
  Pemex Finance Ltd.+
     110,000                 9.03                    02/15/2011                        112,391
  Petroleos Mexicanos+#
     170,000                 8.80                    07/15/2005                        167,025
  PTC International Finance BV+
     140,000           0.00/10.75                    07/01/2007                         98,000
  Republic of Colombia
     190,000                 8.63                    04/01/2008                        156,750
  Republic of Panama
     534,638                 7.00#                   05/10/2002                        529,292
      10,000                 9.38                    04/01/2029                          9,650
  Republic of Peru#
     700,000                 3.75                    03/07/2017                        446,250
  Republic of Philippines
     590,000                 9.50                    10/21/2024                        582,625
  Republic of Poland+
     110,000            0.00/6.00                    10/27/2014                         97,625
      70,000            0.00/4.00                    10/27/2024                         46,725
  State of Qatar
     230,000                 9.50                    05/21/2009                        237,770
  TFM, SA de CV+
     140,000           0.00/11.75                    06/15/2009                         99,400
  United Mexican States
   1,101,000                10.38                    02/17/2009                      1,175,317
     370,000                 6.25                    12/31/2019                        298,313
 ---------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $5,188,497)                                                               $  5,271,576
 ---------------------------------------------------------------------------------------------
  Mortgage Backed Obligations - 24.8%
  Federal Home Loan Mortgage Corp. (FHLMC) - 4.3%
  $  750,897                 6.00%                   12/01/2013                   $    704,905
     251,834                 6.00                    06/01/2029                        228,459
     320,698                 7.00                    10/01/2029                        307,569
   4,229,408                 7.00                    11/01/2029                      4,056,256
     748,067                 6.00                    12/01/2029                        678,631
      62,243                 7.50                    01/01/2030                         61,095
   1,437,907                 7.50                    02/01/2030                      1,411,392
   1,000,000                 8.00                    TBA-30 yr/\                       999,297
                                                                                  ------------
                                                                                     8,447,604
 ---------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 5.9%
  $  202,109                 6.50%                   09/01/2025                   $    190,235
     208,415                 6.50                    10/01/2025                        196,171
     274,261                 6.50                    11/01/2025                        258,749
     373,347                 6.50                    09/01/2027                        349,782
     316,668                 6.50                    11/01/2027                        296,680
   1,488,190                 6.50                    06/01/2029                      1,389,597
     511,810                 6.50                    07/01/2029                        477,903
 ---------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  Federal National Mortgage Association (FNMA) - (continued)
  $8,000,000              6.50%                      TBA-30 yr/\                    $  7,467,500
   1,000,000              8.00                       TBA-30 yr/\                       1,001,560
                                                                                    ------------
                                                                                      11,628,177
 -----------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 10.3%
  $  209,764              7.00%                      02/15/2023                     $    202,487
     245,188              7.00                       04/15/2023                          236,837
     131,367              7.00                       05/15/2023                          126,810
     164,497              6.50                       06/15/2023                          153,137
   1,212,705              7.00                       07/15/2023                        1,170,974
     719,266              6.50                       08/15/2023                          671,670
     574,497              7.00                       08/15/2023                          554,567
   1,819,585              6.50                       09/15/2023                        1,702,445
     496,889              7.00                       09/15/2023                          479,652
     208,346              6.50                       10/15/2023                          196,170
     105,685              7.00                       10/15/2023                          102,085
   1,889,742              6.50                       11/15/2023                        1,770,535
     150,474              7.00                       11/15/2023                          145,254
   1,892,899              6.50                       12/15/2023                        1,774,382
     394,469              7.00                       12/15/2023                          381,033
     723,094              6.50                       01/15/2024                          679,494
     116,246              6.50                       03/15/2024                          109,416
   1,451,250              6.50                       04/15/2024                        1,350,661
   1,999,901              6.50                       03/15/2026                        1,861,783
     999,799              6.50                       05/15/2026                          930,751
   4,968,493              6.50                       11/15/2028                        4,633,617
     947,937              6.50                       01/15/2029                          883,060
                                                                                    ------------
                                                                                    $ 20,116,820
 -----------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations (CMOs) - 4.3%
  Non Agency CMOs - 3.3%
  Asset Securitization Corp. Series 1997-D4, Class A 1D
  $  450,000              7.49%                      04/14/2027                     $    442,626
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
   2,200,000              6.60                       11/19/2007                        2,081,090
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
     200,000              6.64                       09/17/2010                          182,626
  CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
     700,000              6.52                       07/17/2007                          664,404
  CS First Boston Mortgage Securities Corp. Series 1999-C1, Class A1
     983,868              6.91                       01/15/2008                          952,187
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
     300,000              7.30                       12/18/2006                          297,137
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
   2,000,000              6.39                       02/15/2030                        1,861,580
                                                                                    ------------
                                                                                    $  6,481,650
 -----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  Planned Amortization Class (PAC) CMOs - 1.0%
  FHLMC Series 16, Class PG
  $1,000,000              6.35%                      03/25/2018                     $    988,430
  FNMA Remic Trust Series G93-31, Class PJ
   1,000,000              6.55                       10/25/2020                          976,630
                                                                                    ------------
                                                                                    $  1,965,060
 -----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                       $  8,446,710
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $49,624,149)                                                                $ 48,639,311
 -----------------------------------------------------------------------------------------------
  Agency Debentures - 0.3%
  Federal National Mortgage Assn. Principal-Only Stripped Security@
  $2,030,000              7.14%                      10/09/2019                     $    541,442
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $620,641)                                                                   $    541,442
 -----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.0%
  U.S. Treasury Principal-Only Stripped Securities@
  $3,230,000              6.72%                      05/15/2017                     $  1,094,421
   2,950,000              6.66                       05/15/2020                          839,894
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,821,566)                                                                  $ 1,934,315
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 1.6%
  Joint Repurchase Agreement Account II
  $3,100,000              5.86%                      03/01/2000                     $  3,100,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $3,100,000)                                                                 $  3,100,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $191,671,113)                                                               $203,779,207
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 @ This security is issued with a zero-coupon. The interest rate disclosed for this security represents effective yield to maturity.
 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institu-tional buyers in transactions exempt from registration.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   February 29, 2000.
 + These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
 /\TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally (+/-) 2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 /\Coupon consists of 5% cash payment and 3% paid-in-kind securities.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $191,671,113)                                                   $203,779,207
  Cash(a)                                                              743,543
  Receivables:
  Investment securities sold                                        17,861,379
  Dividends and interest, at value                                   1,111,903
  Fund shares sold                                                     251,650
  Variation margin                                                     216,532
  Reimbursement from investment adviser                                 60,829
  Other assets                                                           1,345
 ------------------------------------------------------------------------------
  Total assets                                                     224,026,388
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   18,601,481
  Fund shares repurchased                                              950,825
  Amounts owed to affiliates                                           200,615
  Forward sale contract, at value (cost $8,446,207)                  8,455,351
  Accrued expenses and other liabilities                               164,247
 ------------------------------------------------------------------------------
  Total liabilities                                                 28,372,519
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  184,933,560
  Accumulated undistributed net investment income                      949,438
  Accumulated net realized loss from investment, futures,
  options and foreign currency related transactions                 (1,995,362)
  Net unrealized gain on investments, futures, options and
  translation of assets and liabilities denominated in foreign
  currency                                                          11,766,233
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $195,653,869
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                               $19.85
  Class B                                                               $19.73
  Class C                                                               $19.71
  Institutional                                                         $19.88
  Service                                                               $19.84
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            7,425,637
  Class B                                                            1,843,500
  Class C                                                              475,271
  Institutional                                                        124,435
  Service                                                                  751
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 9,869,594
 ------------------------------------------------------------------------------

 (a) Includes restricted cash of $700,000 relating to initial margin require-ments and collateral on futures contracts.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $21.01. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                     $  631,893
  Interest                                                          3,596,656
 -----------------------------------------------------------------------------
  Total income                                                      4,228,549
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     689,212
  Distribution and Service fees(b)                                    445,199
  Transfer Agent fees(c)                                              199,628
  Custodian fees                                                       81,866
  Registration fees                                                    38,383
  Professional fees                                                    25,137
  Trustee fees                                                          4,818
  Amortization of deferred organization expenses                        1,507
  Other                                                                48,440
 -----------------------------------------------------------------------------
  Total expenses                                                    1,534,190
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (185,268)
 -----------------------------------------------------------------------------
  Net expenses                                                      1,348,922
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             2,879,627
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures, op-
  tions and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                          (1,137,685)
  Futures transactions                                                250,721
  Options written                                                      35,020
  Foreign currency related transactions                                35,878
  Net change in unrealized gain (loss) on:
  Investments                                                       4,335,011
  Futures                                                             (43,621)
  Options written                                                     (11,670)
  Translation of assets and liabilities denominated in foreign
  currencies                                                           38,208
 -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment, futures,
  options and foreign currency related transactions                 3,501,862
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $6,381,489
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,781.
 (b) Class A, Class B and Class C had Distribution and Service fees of $200,965, $192,430 and $51,804, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $152,734, $36,562, $9,843, $486 and $3, respec-
     tively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets

                                                   For the
                                 For the         Seven-Month        For the
                            Six Months Ended    Period Ended       Year Ended
                            February 29, 2000  August 31, 1999  January 31, 1999
                               (Unaudited)
  From operations:
  Net investment income          $  2,879,627     $  3,460,485      $  6,835,375
  Net realized gain (loss)
  from investment,
  futures, options and
  foreign currency related
  transactions                       (816,066)       6,012,842        (3,394,596)
  Net change in unrealized
  gain (loss) on
  investments, futures,
  options and translation
  of assets and
  liabilities denominated
  in foreign currencies             4,317,928       (7,516,307)        4,114,362
 --------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  operations                        6,381,489        1,957,020         7,555,141
 --------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net investment
  income
  Class A Shares                   (2,588,549)      (2,035,907)       (5,454,393)
  Class B Shares                     (471,172)        (312,410)         (858,147)
  Class C Shares                     (128,180)         (88,561)         (325,754)
  Institutional Shares                (44,101)         (66,533)         (294,710)
  Service Shares                         (227)          (2,011)           (7,267)
  From net realized gain
  on investment, futures,
  options and foreign
  currency transactions
  Class A Shares                   (6,165,904)              --                --
  Class B Shares                   (1,496,998)              --                --
  Class C Shares                     (399,802)              --                --
  Institutional Shares                (97,914)              --                --
  Service Shares                         (569)              --                --
 --------------------------------------------------------------------------------
  Total distributions to
  shareholders                    (11,393,416)      (2,505,422)       (6,940,271)
 --------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                            8,978,038       22,988,417       116,979,156
  Reinvestment of
  dividends and
  distributions                    10,946,600        2,398,095         6,132,572
  Cost of shares
  repurchased                     (42,828,361)     (60,433,602)      (69,069,832)
 --------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions         (22,903,723)     (35,047,090)       54,041,896
 --------------------------------------------------------------------------------
  TOTAL INCREASE
  (DECREASE)                      (27,915,650)     (35,595,492)       54,656,766
 --------------------------------------------------------------------------------
  Net assets:
  Beginning of period             223,569,519      259,165,011       204,508,245
 --------------------------------------------------------------------------------
  End of period                  $195,653,869     $223,569,519      $259,165,011
 --------------------------------------------------------------------------------
  Accumulated
  undistributed net
  investment income              $    949,438     $  1,302,040      $    375,856
 --------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Balanced Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valu-ations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. Howev-er, the Fund does not amortize premiums on U.S. Government and corporate bonds.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $192,798,499. Accordingly, the gross unrealized gain on investments was $20,595,836 and the gross unrealized loss on invest-ments was $9,615,128 resulting in a net unrealized gain of $10,980,708.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

 E. Mortgage Dollar Rolls -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and si-multaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 H. Forward Sales Contracts -- The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the cur-rent month for delivery of securities defined by pool stipulated characteris-tics on a specified future date. The value of the contract is recorded as a liability on the Fund's records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

 I. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

                                                     GOLDMAN SACHS BALANCED FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management, ("GSAM"), a unit of the Investment Management Divi-sion of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment ad-viser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the as-sumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.01% of the average daily net as-sets of the Fund.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $14,000 during the period ended February 29, 2000.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis) of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $104,000, $67,000 and $30,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the period ended February 29, 2000, were $160,963,680 and $185,062,399, respectively. Included in these amounts are purchases and proceeds of sales or maturities of U.S. Government and agency obligations in the amounts of $89,190,448 and $84,056,283, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $15,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the po-tential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
   For the period ended February 29, 2000, written call option transactions in the Fund were as follows:

             Written Options               Number of Contracts Premium Received
 ------------------------------------------------------------------------------
 Balance outstanding, beginning of period          172             $ 35,020
 Options assigned                                  (94)             (14,207)
 Options expired                                   (78)             (20,813)
 ------------------------------------------------------------------------------
 Balance outstanding, end of period                 --             $     --
 ------------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" require-ment of the associated futures exchange. Subsequent payments for futures con-tracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000 open futures contracts were as follows:

                        Number of Contracts Settlement   Market    Unrealized
         Type              Long/(Short)       Month       Value    Gain(Loss)
 ----------------------------------------------------------------------------
 Euro Dollars                    10         March 2000 $ 2,344,750 $ (22,689)
 S&P 500 Index                   31         March 2000  10,633,000  (309,543)
 5 Year U.S. Treasury Note      (66)         June 2000   6,408,188    15,648
 10 Year U.S. Treasury Note      35          June 2000   3,338,672   (14,123)
 30 Year U.S. Treasury Bond      43          June 2000   4,071,562    (1,812)
 ----------------------------------------------------------------------------
                                                       $26,796,172 $(332,519)
 ----------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $3,100,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest  Maturity   Amortized
          Repurchase Agreements            Amount       Rate      Date        Cost
 --------------------------------------------------------------------------------------
  Banc of America Securities LLC       $1,650,000,000     5.86% 03/01/00 $1,650,000,000
 --------------------------------------------------------------------------------------
  Bear Stearns Companies, Inc.            200,000,000     5.86  03/01/00    200,000,000
 --------------------------------------------------------------------------------------
  Chase Securities, Inc.                  300,000,000     5.86  03/01/00    300,000,000
 --------------------------------------------------------------------------------------
  Donaldson, Lufkin & Jenrette, Inc.      500,000,000     5.85  03/01/00    500,000,000
 --------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.     812,000,000     5.86  03/01/00    812,000,000
 --------------------------------------------------------------------------------------
  Warburg Dillon Read                     800,000,000     5.86  03/01/00    800,000,000
 --------------------------------------------------------------------------------------
   TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                           $4,262,000,000
 --------------------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND

 8. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fis-cal year ended January 31, 1999, Arthur Andersen LLP's audit reports con-tained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting princi-ples. Further, there were no disagreements between the Fund and Arthur Ander-sen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Ar-thur Andersen LLP would have caused them to make reference to the disagree-ment in their report.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                                 For the Six Months
                                               Ended February 29, 2000
                                                     (Unaudited)
                                               ------------------------
                                                   Shares       Dollars
                                               ------------------------
 Class A Shares
 Shares sold                                      305,811  $  6,232,038
 Reinvestments of dividends and distributions     424,758     8,566,352
 Shares repurchased                            (1,616,458)  (33,053,453)
                                               -------------------------
                                                 (885,889)  (18,255,063)
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                      105,349     2,140,610
 Reinvestments of dividends and distributions      89,256     1,792,539
 Shares repurchased                              (350,828)   (7,104,341)
                                               -------------------------
                                                 (156,223)   (3,171,192)
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                       21,505       439,173
 Reinvestments of dividends and distributions      23,221       465,642
 Shares repurchased                              (127,222)   (2,562,980)
                                               -------------------------
                                                  (82,496)   (1,658,165)
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                        7,859       164,726
 Reinvestments of dividends and distributions       6,016       121,271
 Shares repurchased                                (5,226)     (105,714)
                                               -------------------------
                                                    8,649       180,283
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                           75         1,491
 Reinvestments of dividends and distributions          39           796
 Shares repurchased                                   (90)       (1,873)
                                               -------------------------
                                                       24           414
 -----------------------------------------------------------------------
 NET INCREASE (DECREASE)                       (1,115,935) $(22,903,723)
 -----------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND

 Share activity is as follows:

                          For the Seven-Month Period      For the Year Ended
                             Ended August 31, 1999         January 31, 1999
                          ----------------------------  -----------------------
                                Shares         Dollars      Shares      Dollars
                          -----------------------------------------------------
 Class A Shares
 Shares sold                   690,947  $   14,334,527   3,748,039  $76,506,479
 Reinvestments of divi-
 dends and distributions        96,208       1,976,640     241,188    4,838,697
 Shares repurchased         (1,873,693)    (38,906,818) (2,655,783) (53,412,703)
                          -----------------------------------------------------
                            (1,086,538)    (22,595,651)  1,333,444   27,932,473
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   222,544       4,589,209   1,305,421   26,769,887
 Reinvestments of divi-
 dends and distributions        13,623         279,018      37,761      751,177
 Shares repurchased           (392,771)     (8,099,668)   (357,101)  (7,118,524)
                          -----------------------------------------------------
                              (156,604)     (3,231,441)    986,081   20,402,540
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   109,915       2,268,065     532,005   10,982,657
 Reinvestments of divi-
 dends and distributions         3,746          76,630      13,484      268,120
 Shares repurchased           (258,346)     (5,306,034)   (281,904)  (5,604,206)
                          -----------------------------------------------------
                              (144,685)     (2,961,339)    263,585    5,646,571
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    86,577       1,782,979     108,930    2,247,577
 Reinvestments of divi-
 dends and distributions         3,129          63,796      13,275      267,312
 Shares repurchased           (365,015)     (7,628,710)   (143,532)  (2,931,934)
                          -----------------------------------------------------
                              (275,309)     (5,781,935)    (21,327)    (417,045)
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                       682          13,637      22,926      472,556
 Reinvestments of divi-
 dends and distributions            99           2,011         375        7,266
 Shares repurchased            (24,012)       (492,372)       (123)      (2,465)
                          -----------------------------------------------------
                               (23,231)       (476,724)     23,178      477,357
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)    (1,686,367) $  (35,047,090)  2,584,961  $54,041,896
 ------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset                                      In excess                 Net increase
                             value,      Net      Net realized   From net    of net                   (decrease)
                            beginning investment and unrealized investment investment    From net    in net asset
                            of period   income    gain (loss)     income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $20.38     $0.31        $ 0.30       $(0.33)    $  --        $(0.81)       $(0.53)
  2000 - Class B Shares       20.26      0.22          0.31        (0.25)       --         (0.81)        (0.53)
  2000 - Class C Shares       20.23      0.22          0.32        (0.25)       --         (0.81)        (0.52)
  2000 - Institutional
  Shares                      20.39      0.36          0.31        (0.37)       --         (0.81)        (0.51)
  2000 - Service Shares       20.37      0.27          0.33        (0.32)       --         (0.81)        (0.53)
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       20.48      0.32         (0.19)       (0.23)       --            --         (0.10)
  1999 - Class B Shares       20.37      0.22         (0.18)       (0.15)       --            --         (0.11)
  1999 - Class C Shares       20.34      0.23         (0.19)       (0.15)       --            --         (0.11)
  1999 - Institutional
  Shares                      20.48      0.53         (0.35)       (0.27)       --            --         (0.09)
  1999 - Service Shares       20.47      1.22         (1.14)       (0.18)       --            --         (0.10)
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       20.29      0.58          0.20        (0.59)       --            --          0.19
  1999 - Class B Shares       20.20      0.41          0.21        (0.45)       --            --          0.17
  1999 - Class C Shares       20.17      0.41          0.21        (0.45)       --            --          0.17
  1999 - Institutional
  Shares                      20.29      0.64          0.20        (0.65)       --            --          0.19
  1999 - Service Shares       20.28      0.53          0.21        (0.55)       --            --          0.19
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       18.78      0.57          2.66        (0.56)       --         (1.16)         1.51
  1998 - Class B Shares       18.73      0.50          2.57        (0.42)    (0.02)        (1.16)         1.47
  1998 - Class C Shares
  (commenced August 15,
  1997)                       21.10      0.25          0.24        (0.22)    (0.04)        (1.16)        (0.93)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   21.18      0.26          0.32        (0.23)    (0.08)        (1.16)        (0.89)
  1998 - Service Shares
  (commenced August 15,
  1997)                       21.18      0.22          0.32        (0.22)    (0.06)        (1.16)        (0.90)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.31      0.66          2.47        (0.66)       --         (1.00)         1.47
  1997 - Class B Shares
  (commenced May 1, 1996)     17.46      0.42          2.34        (0.42)    (0.07)        (1.00)         1.27
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.22      0.51          3.43        (0.50)       --         (0.35)         3.09
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Includes the effect of mortgage dollar roll transactions.
 (d) Not annualized.
 (e) Annualized.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

            Ratios assuming no expense limitations
            --------------------------------------                                           Ratio of
                         Net assets      Ratio of           Ratio of         Ratio of     net investment
Net asset                at end of   net expenses to     net investment     expenses to     income to       Portfolio
value, end    Total        period       average net        income to        average net    average net      turnover
of period   return(b)    (in 000s)        assets       average net assets      assets         assets         rate(c)
  $19.85       2.93%(d)   $147,417         1.10%(e)          2.88%(e)         1.27%(e)       2.71%(e)       77.57%(d)
   19.73       2.54(d)      36,379         1.85(e)           2.13(e)          2.02(e)        1.96(e)        77.57(d)
   19.71       2.59(d)       9,369         1.85(e)           2.13(e)          2.02(e)        1.96(e)        77.57(d)
   19.88       3.25(d)       2,474         0.70(e)           3.51(e)          0.87(e)        3.34(e)        77.57(d)
   19.84       2.87(d)          15         1.20(e)           2.78(e)          1.37(e)        2.61(e)        77.57(d)

   20.38       0.62(d)     169,395         1.10(e)           2.58(e)          1.32(e)        2.36(e)        90.41(d)
   20.26       0.20(d)      40,515         1.85(e)           1.83(e)          2.07(e)        1.61(e)        90.41(d)
   20.23       0.18(d)      11,284         1.85(e)           1.84(e)          2.07(e)        1.62(e)        90.41(d)
   20.39       0.86(d)       2,361         0.70(e)           2.96(e)          0.92(e)        2.74(e)        90.41(d)
   20.37       0.39(d)          15         1.20(e)           2.46(e)          1.42(e)        2.24(e)        90.41(d)

   20.48       3.94        192,453         1.04               2.90            1.45           2.49          175.06
   20.37       3.15         43,926         1.80               2.16            2.02           1.94          175.06
   20.34       3.14         14,286         1.80               2.17            2.02           1.95          175.06
   20.48       4.25          8,010         0.73               3.22            0.95           3.00          175.06
   20.47       3.80            490         1.23               2.77            1.45           2.55          175.06
-----------------------------------------------------------------------------------------------------------------
   20.29      17.54        163,636         1.00               2.94            1.57           2.37          190.43
   20.20      16.71         23,639         1.76               2.14            2.07           1.83          190.43
   20.17       2.49(d)       8,850         1.77(e)            2.13(e)         2.08(e)        1.82(e)       190.43
   20.29       2.93(d)       8,367         0.76(e)            3.13(e)         1.07(e)        2.82(e)       190.43
   20.28       2.66(d)          16         1.26(e)            2.58(e)         1.57(e)        2.27(e)       190.43
-----------------------------------------------------------------------------------------------------------------
   18.78      18.59         81,410         1.00               3.76            1.77           2.99          208.11
   18.73      16.22(d)       2,110         1.75(e)            2.59(e)         2.27(e)        2.07(e)       208.11
-----------------------------------------------------------------------------------------------------------------
   17.31      28.10         50,928         1.00               3.65            1.90           2.75          197.10
-----------------------------------------------------------------------------------------------------------------

                      [This Page Intentionally Left Blank]

                                                      GOLDMAN SACHS FUND PROFILE

The Goldman Sachs Balanced Fund

An Investment Idea for the Long Term
History has shown that an investment composed of a blend of stocks and bonds provides reduced volatility of returns while capturing the appreciation potential of the portion invested in stocks.

Goldman Sachs Balanced Fund provides investors access to the benefits associated with an investment that is composed of both stocks and bonds. The Fund seeks long-term capital growth and current income through investments in equity and fixed income securities.

Target Your Needs
The Goldman Sachs Balanced Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investments styles, asset classes and security capitalizations.

                                    [GRAPH]
                                                            INTERNATIONAL EQUITY

                                          DOMESTIC EQUITY       Highest Risk
                                                                   Return
                     FIXED INCOME

MONEY MARKET                                        GOLDMAN SACHS
                                                    BALANCED FUND
Lowest Risk                    ASSET ALLOCATION
  Return
                                   SPECIALTY




For More Information
To learn more about the Goldman Sachs Balanced Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel



GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman,Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman,Sachs & Co. All rights reserved. Date of first use:
April 30, 2000 / 00-514                                       BALSAR / 14K /4-00